MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                 Merrill Lynch Premier Institutional Fund
                     Merrill Lynch Institutional Fund
                       Merrill Lynch Government Fund
                        Merrill Lynch Treasury Fund
                Merrill Lynch Institutional Tax-Exempt Fund

                  Supplement dated June 9, 2004 to the
                    Prospectus dated August 27, 2003


	The table beginning on page 29 under the section entitled "Your Account - How to Buy, Sell and Transfer Shares" is amended as follows:

	The paragraph opposite the heading "Buy Shares - Next Purchase shares on a Business Day" on page 29 is deleted and replaced with the following:

Each Fund will effect orders to purchase shares on every day that the New York Stock Exchange (the "Exchange") or the Federal Reserve is open for business (except for Good Friday, Columbus Day and Veterans Day), and the bond markets are open for trading (a "Business Day"). On any day that the Exchange closes early or that the Bond Market Association ("BMA") recommends that the securities markets close early, the times for which orders become effective may be advanced (see "Net Asset Value"). Each Fund may reject any order to buy shares under certain circumstances.

	The first paragraph opposite the heading "Sell Your Shares - General" on page 32 is deleted and replaced with the following:

Upon receipt by State Street Bank of a proper redemption request (indicating the name of the Fund, account number and the dollar amount of shares to be redeemed), each Fund will redeem its shares on every Business Day at the net asset value per share determined that day. Net asset value per share is determined daily for the Institutional Tax-Exempt and Treasury Funds, as of 4:00 p.m. (Boston time). Net asset value is determined daily for the Premier Institutional, Institutional and Government Funds as of 5:00 p.m. (Boston time). If the Exchange closes trading prior to the times established above, or the BMA recommends that the securities markets close early, determination of net asset value may be advanced. See "Net Asset Value."

	The sixth sentence under the section entitled "How Shares are Priced" on page 36 is deleted and replaced with the following:

The net asset value per share for purposes of pricing orders for both the purchase and the redemption of Fund shares is determined daily on every Business Day.


Code # 19065-0803SUP